                                                                    Exhibit 99.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the undersigned,  Attilio F. Petrocelli, Chairman, President and Chief Executive
Officer of United Capital Corp., a Delaware  corporation (the  "Company"),  does hereby certify, to his knowledge, that:

The  Quarterly  Report on Form 10-Q for the  quarter  ended June 30, 2002 of the
Company (the "Report") fully complies with the  requirements of section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                               By: /s/ Attilio F. Petrocelli
                                   ---------------------------------------------
                                   Attilio F. Petrocelli
                                   Chairman, President and Chief Executive Officer
                                   August 9, 2002